SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 28, 1997



                              IVI Publishing, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-22212                                              41-1686038
(Commission File Number)                (I.R.S. Employer Identification Number)


                             7500 Flying Cloud Drive
                          Eden Prairie, Minnesota 55344
               (Address of Principal Executive Offices) (Zip Code)


                                  612-996-6000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

On October 28, 1997 and October 30, 1997, respectively, the Convertible Subordinated Debentures and the Convertible Redeemable Preferred Stock of IVI Publishing, Inc. (the "Company") were converted to common stock at a rate of $2.00 per share, resulting in the issuance of 2,750,000 shares of common stock. The following table sets forth (i) the actual capitalization of the Company as of September 30, 1997 and (ii) the pro forma impact of the conversion of the Convertible Subordinated Debentures and the Convertible Redeemable Preferred Stock.

                                                                      September 30, 1997
                                                                ----------------------------
                                                                   Actual         Pro Forma
                                                                ------------    ------------

Convertible Subordinated Debentures                             $  3,500,000            $-0-
Convertible Redeemable Preferred Stock                             1,944,000             -0-

Shareholders' Equity Common Stock, $.01 par value:
    Issued and Outstanding Shares - 7,348,000 at
    September 30, 1997 Actual; 10,098,000 at
    September 30, 1997 Pro Forma                                      73,000         101,000
Additional Paid-in Capital                                        70,834,000      76,250,000
Accumulated Deficit                                              (73,182,000)    (73,182,000)
                                                                ------------    ------------
     Total Shareholders' (Deficit) Equity                         (2,275,000)      3,169,000
                                                                ------------    ------------
Total Capitalization                                            ($ 2,275,000)   $  3,169,000
                                                                ============    ============



Under the terms of the conversion agreements, the Company issued additional securities to the Convertible Subordinated Debenture holders and the Convertible Redeemable Preferred shareholder. The Company must book an expense in the fourth quarter for the fair market value of the additional securities issued upon the conversion of the Convertible Subordinated Debentures; however, there will be no impact on the Company's cash or on the total capitalization of the Company since the offset of this expense will increase additional paid-in capital. The Company is currently working to determine the fair market value of these additional shares issued in the conversion. The impact of this transaction will be reflected in the Company's year-end financial statements.

Item 7.   Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 18, 1997
                                        IVI PUBLISHING, INC.


                                        By /s/ Charles A. Nickolff
                                        Charles A. Nickoloff, Vice President and
                                          Acting Chief Financial Officer